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                                                           Exhibit 10.22


        THIS WARRANT EVIDENCED HEREBY AND THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

                                        WARRANT

                                 To Purchase Shares of
                                    Common Stock of
                             Delphi Information Systems, Inc.

                                                                August 20, 1999

        This certifies that for good and valuable consideration, receipt of which is hereby acknowledged, Hewlett-Packard Company, a Delaware corporation (the "Warrantholder"), is entitled to subscribe for and purchase from the Company, on the terms set forth herein, shares of Common Stock as follows:

        a) During the period (i) commencing August 20, 1999 and ending August 19, 2000, shares equal to 4.9% for the number of shares of Common Stock outstanding on the date set forth in paragraph (c) below, at an exercise price equal to $15.00 per share, and (ii) commencing August 20, 2000 and ending August 19, 2001, shares equal to 4.5% of the number of shares of Common Stock outstanding on the date set forth in paragraph
                (c) below, at an exercise price equal to $20.00 per share.

        b) If the Warrantholder has not exercised its right to purchase any of the shares under subparagraph (i) of paragraph (a) above, then, during the period commencing August 20, 2000 and ending August 19, 2001, shares equal to 4.9% of the number of shares of the Common Stock outstanding on the date set forth in paragraph (c) below, at an exercise price equal to $20.00 per share (in addition to the number of shares which the Warrantholder has the right to purchase under subparagraph
                (ii) of paragraph (a) above).

        c) The number of outstanding shares of Common Stock shall be as stated in the Company's most recent filing on Form 10-K or 10-Q, adjusted ratably for any stock split, stock dividend, reverse stock split or any other recapitalization effecting the Common Stock, after the date for which the number of shares of the Common Stock are reported in such Form 10-K or 10-Q.
                The number of shares of Common Stock which the Warrantholder has a right to purchase and the purchase price at which such shares may be purchased may be adjusted from time to time as described in this Warrant. Within 10 days of the filing of the Company's Form 10-K or 10-Q, the Company shall provide the Warrantholder with an updated Calculation Form in the form attached hereto, which

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                shall state the number of shares of Common Stock purchasable pursuant to this Warrant. At the date hereof, the number of shares of Common Stock purchased or purchasable pursuant to this Warrant are as stated in the attached Calculation Form.

        1. DEFINITIONS. For the purposes of this Warrant, the following terms shall have following meanings:

                "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

                "COMPANY" shall mean Delphi Information Systems, Inc., a Delaware corporation, and any corporation which shall succeed to, or assume, the obligations of such corporation hereunder.

                "COMMON STOCK" shall mean the shares of Common Stock of the Company, $0.10 par value.

                "EXPIRATION DATE" shall mean August 19, 2001.

                "OTHER SECURITIES" shall mean any stock (other than Common Stock) or other securities of the Company which the Warrantholder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

                "PURCHASE PRICE" shall mean the price at which the Warrantholder may purchase a share of Common Stock as provided in paragraphs (a) and (b) above and as adjusted from time to time pursuant to paragraph 6 below.

                "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

                "SUBSCRIPTION FORM" shall mean the subscription forms attached hereto.

                "TRANSFER" shall mean any sale, assignment, pledge, or other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

                "WARRANT SHARES" shall mean the shares of Common Stock purchased or purchasable by the Warrantholder upon the exercise of the Warrants pursuant to Section 2 hereof.

                "WARRANTHOLDER" shall mean the holder or holders of the Warrants or any related Warrant Shares.

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                "WARRANTS" shall mean that certain Warrant issued to the
        Warrantholder on August 20, 1999 and any warrant(s) issued upon the transfer or exchange thereof.

        All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

        2. EXERCISE OF WARRANT, ISSUANCE OF CERTIFICATE AND PAYMENT FOR WARRANT SHARES.

        (a) Subject to Section 5 hereof, the rights represented by this Warrant may be exercised at any time after the date of this Warrant and prior to the Expiration Date, by the Warrantholder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Full or Partial Subscription Form in the form attached hereto,
(b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier's check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office, 3501 Algonquin Road, Suite 500, Rolling Meadows, Illinois 60008 (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Full or Partial Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute or cause to be executed and deliver to the Warrantholder a certificate or certificates representing the aggregate number of shares of Common Stock specified in such Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Warrantholder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Warrantholder to the Company at the time of delivering this Warrant to the Company as mentioned above.

        (b) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Warrantholder may elect to receive shares equal to the value (as determined below) of this Warrant (or any portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the properly endorsed

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Notice of Exercise and notice of such election, in which event the Company shall issue to the Warrantholder a number of shares of Common Stock computed using the following formula:

                       X = Y(A-B)/A

                       Where X = the number of shares of Common Stock to be issued to the Warrantholder

                                   Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

                                   A = the fair market value of one share of Common Stock (at the date of such calculation)

                                   B = Purchase Price (as adjusted at the date of such calculation)

        For purposes of the above calculation, the fair market value of one share of Common Stock shall be the average of the closing prices quoted on the NASDAQ Small Cap Market or such other market or exchange where the Common Stock may be traded for the 5-day period ending on the trading day immediately prior to the date of exercise of this Warrant.

        3. OWNERSHIP OF THIS WARRANT. The Company may deem and treat the registered Warrantholder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

        4. EXCHANGE, TRANSFER, AND REPLACEMENT. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Warrantholder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Warrantholder at the time of such surrender. Subject to
Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Warrantholder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new

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Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this
Section 4.

        5. RESTRICTIONS ON TRANSFER AND EXERCISE. Subject to the conditions specified in this Section 5 with respect to compliance with the provisions of the Securities Act, this Warrant shall be freely transferable by the Holder. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Warrantholder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions. Notwithstanding any provision contained in this Warrant to the contrary, the Warrantholder shall not be entitled to exercise this Warrant to the extent that such exercise would cause the Company or the Warrantholder to violate the Securities Act or applicable state securities laws. This Warrant shall not be transferable to any person or entity (other than an affiliate of the Warrantholder), which is engaged in the business of insurance-related e-commerce or agency management software, without the prior written consent of the Company.

        6. ANTIDILUTION PROVISIONS. The rights granted hereunder are subject to the following:

                 (a) STOCK SPLITS AND REVERSE SPLITS. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced. Except as provided in this paragraph (a), no adjustment in the Purchase Price and no change in the number of Warrant Shares so purchasable shall be made pursuant to this Section 6 as a result of or by reason of any such subdivision or combination.

                 (b) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION MERGER, OR SALE. If any capital reorganization or reclassification or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive Common Stock, Other Securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have

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

     the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the Warrants such shares of Common Stock, Other Securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholder so that the provisions of the Warrants (including, without limitation, provisions for adjustment of the Purchase Price and the number of shares purchasable upon the exercise of the Warrants) shall thereafter be applicable, as nearly as may be, in relation to any shares of Common Stock, Other Securities or assets thereafter deliverable upon the exercise of the Warrants. No such reorganization or reclassification or merger shall be effected until and unless the person resulting from such reorganization, reclassification or merger (if not the Company), or such successor person, shall expressly assume, by supplemental agreement reasonably satisfactory in form to the then Majority Holders (as defined below) and executed and delivered to the Warrantholder, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company. "Majority Holders" as of any date, shall mean the holders of this Warrant (or replacement warrants issued pursuant hereto) who together have rights to exercise such warrants for a majority of the Warrant Shares. The Company shall use reasonable efforts to provide written notice to the Warrantholder reasonably in advance of the closing of any such reorganization or reclassification. Notwithstanding the foregoing, in the event that, as a result of any action described in this paragraph (b), the Company's stockholders immediately prior to such transaction own less than 50% of the voting securities of the surviving corporation in any such reorganization or reclassification, then the number of shares issuable upon exercise of this Warrant shall cease to be based on the percentage of the outstanding shares of the Company as set forth in the most recent Form 10-K or 10-Q of the Company prior to the closing of such transaction, and rather will be based on the percentage of the shares of the Company that are outstanding immediately prior to the closing of such transaction.

          (c) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant, or any portion herefor, remains outstanding and unexpired the holders of the Common Stock of the Company shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of Common Stock receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of Common Stock receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

          (d) LIMITATION OF ADJUSTMENT. Notwithstanding paragraphs (a), (b) and (c), in the event of any capital event or series of capital events that otherwise would require an increase or change in the kind of securities or property issuable upon exercise of this Warrant or a decrease in the Purchase Price, no adjustment shall be made unless and until such increase or decrease, respectively, exceeds 1%; provided, however, that any adjustments which by reason of this Section 6(d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     7.   SPECIAL AGREEMENTS FOR THE COMPANY.

          (a) WILL RESERVE SHARES. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

          (b) WILL AVOID CERTAIN ACTIONS. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of the Warrants and in taking all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

     8.   INTENTIONALLY OMITTED.

     9. NO RIGHTS AS SHAREHOLDERS, LIMITATION OF LIABILITY. This Warrant shall not entitle any holder hereof to any of the rights of a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

     10. REGISTRATION RIGHTS. Warrantholders shall have the right to request registration of their Warrant Shares pursuant to Sections 10(a) and 10(b).

           (a) REQUIRED REGISTRATION. After receipt of a written request from the holders of Warrants and/or Warrant Shares representing at least an aggregate of 33-1/3% of the total of (i) all Warrant Shares then subject to purchase upon exercise of all Warrants and (ii) all

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     Warrant Shares then outstanding, requesting that the Company effect the registration of Warrant Shares issuable upon the exercise of such holders' Warrants or of any of such holders' Warrant Shares under the Securities Act and specifying the intended method or methods of disposition thereof, the Company shall (i) promptly notify all holders of Warrants and Warrant Shares in writing of the receipt of such request and each such holder may elect (by written notice sent to the Company within ten business days from the date of such holder's receipt of the aforementioned Company's notice) to have its shares of Warrant Shares included in such registration thereof; and (ii) as expeditiously as is possible, use its best efforts to effect the registration under the Securities Act of all Warrant Shares which the Company has been so requested to register by such holders for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Warrant Shares so registered; PROVIDED, HOWEVER, that the Company shall not be required to effect more than three registrations of any Warrant Shares pursuant to this Section 10(a). Notwithstanding the other provisions of this Section 10(a), (i) the Company shall not be required to use its best efforts to register any Warrant Shares pursuant to this Section 10(a) within a one hundred and eighty (180) day period after the effective date of any other registration statement of the Company effected under this Section 10(a) and (ii) the Company may defer the obligation to file any registration statement under this Section 10(a) for up to one hundred and twenty (120) days upon delivery to the requesting Warrantholders of a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholder, or for any transaction contemplated by the Company, for such registration statement to be effected at such time (provided, however, that such right to delay may be exercised by the Company no more than twice in any twelve-month period). In the event that any registration pursuant to this Section 10(a) is to be underwritten, the Company shall have the right to select the underwriters, with the consent of the Warrantholders holding a majority of the Warrant Shares to be included in such registration (which consent shall not be unreasonably withheld).

           (b) INCIDENTAL REGISTRATION. If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders ("the demanding security holders") a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock, it will give written notice to all holders of Warrants or Warrant Shares at least fifteen (15) days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Warrant Shares as such holders may request. Nothing herein shall preclude the Company from discontinuing the registration of its securities being effected on its behalf at any time prior to the effective date of the registration relating thereto.

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     Each holder of any such Warrants or any such Warrant Shares desiring to have Warrant Shares registered under this Section 10(b) shall advise the Company in writing within 30 days after the date of receipt of such offer from the Company, setting forth the amount of such Warrants Shares for which registration is requested. The Company shall thereupon include in such filing the number of Warrant Shares for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such Warrants and shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the shares of Common Stock into which the Warrants are exercisable and the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would adversely affect the distribution of such securities by the Company or such demanding security holder, then all demanding security holders' (other than any selling security holder who requested such registration and the Company (unless such Registration Statement was filed at the request of a demanding security holder)) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. Except as otherwise provided in Section 10(d), all expenses of such registration shall be borne by the Company. The holders of Warrant Shares shall have no right to select or approve, or participate in the selection or approval of, the underwriters in connection with any offering pursuant to a registration pursuant to this Section 10(b).

          (c) REGISTRATION PROCEDURES. If the Company is required by the provisions of this Section 10 to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

          (i) promptly prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of such securities;

          (iii) furnish to any selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

          (iv) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request, and do such other

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

     reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement (provided, however, that the Company shall not be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any such jurisdictions);

          (v) use its best efforts to furnish, at the request of any underwriter, (1) a copy of an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration in containing customary opinions, conditions, qualifications an assumptions; and (2) a letter from the independent certified public accountants of the Company, addressed to the underwriters and containing customary terms, conditions and qualifications, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

          (vi) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such registrable securities;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

          (i) give the holders of Warrant and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof and supplement thereto, and give each of them such access to its books and records and facilities, and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of such holders, such underwriters (or their counsel), such counsel or such accountants (or their counsel), to conduct a reasonable investigation within the meaning of the Securities Act.

     It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 10 in respect of the securities which are to be registered at the request of any holder of Warrants or Warrant Shares that such holder shall furnish to the Company such information regarding the securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

          (d) EXPENSES; LIMITATIONS ON REGISTRATION. All expenses incurred in complying with Section 10, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD, printing expenses, fees and disbursements of

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

     counsel and auditors for the Company,the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the Warrant Shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such holder of Warrant Shares.

          (e)  INDEMNIFICATION.

          (i) In the event of any registration of any of the Warrant Shares under the Securities Act pursuant to this Section 10, the Company shall indemnify and hold harmless the holder of such Warrant Shares, such holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Warrant Shares and each other person, if any, who controls such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

          (ii) Each holder of any Warrant Shares, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of such Warrants and Warrant Shares contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; PROVIDED, HOWEVER, that such Holder's obligation under this Section to indemnify and hold harmless the Company shall in no event exceed the proceeds received by such person from the proceeds of shares of Common Stock sold pursuant to such Registration Statements.

         (iii) If the indemnification provided for in this Section from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (iv) Each party entitled to indemnification under this paragraph 10 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claims or litigation.

     11. COVENANTS RELATING TO RULE 144. The Company will file reports in compliance with the Securities Exchange Act of 1934, as amended, and comply with all rules and regulations of the Commission applicable to the use of Rule 144.

     12. GOVERNING LAW. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles.

     13.   MISCELLANEOUS

     (a) This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought; provided, however that the terms of the Warrants (other than the Purchase Price and the number of shares issuable hereunder) may be amended with the consent of the Holders of outstanding Warrants which would be exercisable to purchase a majority of the Warrant Shares outstanding and issuable upon the exercise of all then outstanding Warrant Shares. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

     (b) All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile transmission, or when so received in the case of mail or courier, and addressed as follows:

                  if to the Company, to:

                            Delphi Information Systems, Inc.
                            3501 Algonquin Road
                            Rolling Meadows, Illinois 60008

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

                            Attention: Law Department
                            Phone: (847) 506-3100
                            Fax: (847) 590-8280

                            with a copy to the Chief Financial Officer of the
            Company at the same address, and

                  if to the Warrantholder, to:

                            Hewlett-Packard Company
                            3000 Hanover Street
                            Mail Stop 20 BQ
                            Palo Alto, California 94304
                            Attention: General Counsel
                            Phone: (650) 857-1501
                            Fax: (650) 857-4392

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer and to be dated as of the 20th day of August, 1999.

                                            DELPHI INFORMATION SYSTEMS, INC.



                                            By:      [ILLEGIBLE]
                                                ______________________________

                                            Its:    Vice President
                                                 _____________________________

                             FULL SUBSCRIPTION FORM

To Be Executed By the Registered Warrantholder if It/
She/He Desires to Exercise in Full the Within Warrant

     The undersigned hereby (A) exercises the right to purchase the ___________ shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________________ representing the Purchase Price of $___________________
per share in effect at that date or (B) elects to exercise this Warrant for the purchase of _______________ shares of Common Stock, pursuant to the provisions of Paragraph 2(b) of the attached Warrant. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated: ______________________________

                                             Signature: ______________________

                                             Address:

                              PARTIAL SUBSCRIPTION FORM

To Be Executed by the Registered Warrantholder if It/
She/He Desires to Exercise in Part Only the Within Warrant

     The undersigned hereby (A) exercises the right to purchase ______________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $__________________ representing the Purchase Price of $____________ per share in effect at this date or (B) elects to exercise this Warrant for the purchase of _______________ shares of Common Stock, pursuant to the provisions of Paragraph 2(b) of the attached Warrant.

     Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

[The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the within Warrant have been adjusted pursuant to Section 6.]

     The shares hereby subscribed for constitute _______________ shares of Common Stock (to the nearest whole share) resulting from adjustment of _______________ shares of the total of ________________ shares of Common Stock covered by the within Warrant, as such shares were constituted at the date of the Warrant.


Dated: ______________________________

                                       Signature: ____________________________

                                       Address:

                                   CALCULATION FORM

1. As of _____________, 1999 (which is the last day of the Company's most recent fiscal quarter) (the "Calculation Date"), the number of the Company's outstanding shares of Common Stock was ___________________, as reported on the Company's Form [10-K/10-Q] for the fiscal
     [year/quarter] ended ____________, ____.

2. As of the Calculation Date, the Warrantholder may purchase, pursuant to the Warrant, [4.9%] of the outstanding shares of the Common Stock which, as of the Calculation Date, is equal to _____________ shares and such shares may be purchased during the period commencing August __, 1999 and ending August __, 2000, at an exercise price equal to [$15.00] per share.

3. As of the Calculation Date, the Warrantholder may purchase, pursuant to the Warrant, [4.5%] of the outstanding shares of the Common Stock which, as of the Calculation Date, is equal to _________________ shares, and such shares may be purchased during the period commencing August __, 2000 and ending August __, 2001, at an exercise price equal to [$20.00] per share.

4. As of the Calculation Date, the Warrantholder, to the extent it has not exercised its right to purchase any of the shares under paragraph 2 above, may purchase, pursuant to the Warrant, in addition to the number of shares the Warrantholder may purchase under paragraph 2 above, [4.9%] of the outstanding shares of the Common Stock, which, as of the Calculation Date, is equal to _____ shares, as such shares may be purchased during the period commencing August __, 2000 and ending August __, 2001 at an exercise price equal to [$20.00] per share.

                                 DELPHI INFORMATION SYSTEMS, INC.


                                 Signature:  ________________________________

                                 Date: ______________________________________